UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2016
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
1200 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2016, Comstock Industrial LLC (the "Borrower"), a wholly owned subsidiary of Comstock Mining Inc. (the "Company" or "Comstock Mining"), consummated a purchase of 98 acres of land and over 257 acre-feet of senior priority water rights in Silver Springs, Nevada. for $3,200,000 and entered into a Loan Agreement (the “Loan Agreement”), pursuant to which it obtained a loan from the lender in the amount of $3,250,000 for the purpose of purchasing the real property and water rights. The indebtedness under the Loan Agreement is secured by a deed of trust on the property purchased.

The Loan Agreement has a term of two years. The indebtedness under the Loan Agreement accrues interest at a rate of 9% per annum for the first year post-closing, 12.5% per annum for the six months that follow the first anniversary of the Loan Agreement and 14% per annum thereafter until such indebtedness is paid in full. Proceeds from the sale of the property securing the loan must be used to repay the indebtedness under the Loan Agreement. In addition, to customary remedies for secured indebtedness on real property, the Loan Agreement allows the lender thereunder to convert the principal amount of the indebtedness into common stock of the Company upon a default. The Guaranty and the Environmental Indemnification and Release Agreement were provided as an inducement to the lender to extend credit to the Borrower.

The Company, along with Comstock Mining LLC and Comstock Real Estate Inc., wholly owned subsidiaries of the Company entered into a Guaranty and an Environmental Indemnification and Release Agreement in connection with the Loan Agreement to provide for the absolute, unconditional guaranty of the indebtedness under the Loan Agreement and environmental obligations relating to the property secured thereby. The foregoing summary of the terms of the Loan Agreement and the documents related thereto is not intended to be exhaustive and is qualified in its entirety by the terms of each of such documents, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3.

A copy of the press release announcing the transactions contemplated by the Loan Agreement is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

10.1	Loan Agreement dated July 25, 2016
10.2	Promissory Note dated July 25, 2016
10.3	Guaranty dated July 25, 2016
99.1	Press release dated July 26, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date:	July 26, 2016	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: President, Chief Executive Officer and Executive Chairman

EXHIBIT INDEX

10.1	Loan Agreement dated July 25, 2016
10.2	Promissory Note dated July 25, 2016
10.3	Guaranty dated July 25, 2016
99.1	Press release dated July 26, 2016.